Defined Asset Funds[sm]

Concept 1999 Series 8
Capital Appreciation
Fundamental Research
8

IRA Ideal!

Premier American Portfolio

A Diversified Selection of Leading Blue Chip Companies

[ML Logo] Merrill Lynch

Defined Asset Funds[sm] offers you an opportunity to invest in a diversified Portfolio of some of America's premier companies.

Premier American Portfolio

The Portfolio

The Premier American Portfolio offers access to an affordable variety of blue chip stocks, and we believe it can be a solid choice for the equity portion of your investment portfolio. The Portfolio seeks total return through capital appreciation and, to a lesser extent, dividend income. It offers a diversified selection of some of America's largest and most established companies.

Each company represented in the Portfolio was professionally selected for its high quality, established earnings record and uninterrupted dividend payments over a relatively long period of time.(1) As of August 9, 1999, 35 of the 36 stocks traded on the New York Stock Exchange, and each at a price of more than $65 a share. The market capitalization of each company was at least $5 billion, and each passed our rigorous screening process.

The Strategy

Like other Defined Asset Funds, the Premier American Portfolio follows a disciplined investment strategy of selecting stocks based on specific investment merits, and then holding them for a set duration, in this case, two years. At the end of that time, the screening process may be reapplied and a new Portfolio selected. You can choose to reinvest in the next Portfolio, if available, or redeem your investment.

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(1)One issuer, Berkshire Hathaway, Inc., does not pay dividends; in the opinion of Defined Asset Funds research analysts, it otherwise qualifies as a blue chip stock.

Defined Advantages

Diversification among 36 "Blue Chip" stocks.
A defined term of two years.
Minimum investment of about $250.
Daily liquidity at a price based on then-current net asset value, which may be more or less than your original cost.
Option to reinvest quarterly distributions at a reduced sales charge.

A DEFINED PORTFOLIO

Company                      Symbol              % of Portfolio(2)

Technology                                             17%
Adobe Systems, Inc.           ADBE
This provider of graphic design, publishing and imaging software for Web and print production is the fourth largest U.S.-based personal software company in the world. We look forward to strong earnings growth fueled by growth in Web browsing capabilities.

Corning Incorporated          GLW
A global, technology-based company producing telecommunications equipment, advanced materials and information displays, Corning is a leader in pioneering optical fiber and cable technology, and developing photonics.

Hewlett-Packard Company       HWP
A world leader in the computer and electronics industries, Hewlett-Packard is also the premier producer of inkjet and laser printers. It has shown significant growth in the personal computer market, which will likely contribute to healthy earnings growth over the next several years.

Motorola, Inc.                MOT
Motorola is one of the world's leading providers of wireless communications, semiconductors and advanced electronic systems and services, and we expect it to sustain its five-year earnings growth rate.

Texas Instruments Incorporated    TXN
A global semiconductor producer and leading designer and supplier of digital signal processing solutions, TXN's own broad-based patent portfolio and several license agreements with other technology companies have made it a strong player

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in networking. We expect above-average profit growth to be fueled by increases in chip technology sales.

Other Industries                                     17%

Eaton Corporation             ETN
This maker of highly engineered products to serve the industrial, vehicle, construction, commercial and semiconductor markets is realizing benefits from cost-cutting, market share gains and the integration of newly acquired Aeorquip-Vickers, a leader in hydraulics.

Honeywell Inc.                HON
Honeywell provides home and building controls and environmental systems, industrial automation and control products, and space and aviation controls and avionics. A prospective merger with Allied Signal is expected to strengthen the profit margins and business mix of the combined companies.

Illinois Tool Works Inc.      ITW
ITW has 400 separate businesses operating in 35 countries, and produces a range of plastic and metal components, fasteners, fluids and adhesives, tooling, welding and industrial spray coating equipment. Its strengths are its broad range of products and markets, good financial condition and nearly consistent record of sales and earnings growth.

Johnson Controls, Inc.        JCI
A leading supplier to the automotive industry, JCI makes seating, overhead and door panels, instrument panels, electronics and storage systems. A principal beneficiary of the trend toward outsourcing, it offers complete interiors, including electronics, and is the largest supplier of automotive lead-acid batteries.

Raytheon Company (Class B)   RTN/B
Known as a world leader in defense electronics, including missiles, radar, sensors and command and control systems. Raytheon is also involved in commercial electronics and business aircraft. Growing orders and backlog, the integration of acquisitions and improved productivity point toward favorable earnings growth.

Medical/Health Care                                    16%

Allergan, Inc.                AGN
Allergan develops eye-care and specialty pharmaceutical products to treat glaucoma and retinal disease, cataracts, acne and various types of cancer. It spends about $160 million yearly on research and development.

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Baxter International Inc.     BAX
A leading medical products and services company, it focuses on blood therapies, cardiovascular medicine, medication delivery and renal therapy. Baxter spends almost $400 million yearly on research and development.

Bristol-Meyers Squibb Company BMY
The number one drug company in the U.S., its key products are Pravachol (cholesterol), taxol (cancer) and glucophage (diabetes). Presently, it has 42 compounds in development.

Cardinal Health, Inc.         CAH
The largest distribution company in the world, it specializes in health care and provides hospital pharmacy management, automated dispensing systems manufacturing, pharmaceutical packaging, retail pharmacy franchising and clinical information systems development.

Company                      Symbol              % of Portfolio(2)

Medical/Health Care (cont.)

Johnson & Johnson             JNJ
As a world-wide leader in pharmaceuticals, toiletries, first aid, hygiene, medical equipment, surgical products and contraceptives, JNJ spends over $2 billion annually on research and development.

Medtronic, Inc.               MDT
Medtronic is a leading medical technology firm, well-known for pacemakers and defibrillators. Its Sofamor Danek division focuses on devices and systems to surgically treat spinal disorders. Since 1995, research and development spending has increased 90% to $429 million.

Petroleum/Chemicals                                    16%

Atlantic Richfield Company    ARC
ARC explores for, develops and produces crude oil, condensate, natural gas liquids and natural gas; it buys and sells petroleum liquids and natural gas, refines and transports petroleum and petroleum products; and it makes chemicals used in consumer products. A merger with BP Amoco is expected in late 1999 or early 2000, making it the third largest international oil company.

Chevron Corporation           CHV
Chevron explores for, develops and produces crude oil and natural gas; refines crude oil into finished petroleum products; transports and markets crude oil,

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natural gas and petroleum products; and makes chemicals for industrial uses.
Its net proved reserves ranks Chevron among the top 10 publicly owned oil companies in the world, and we expect its aggressive international exploration and production strategy may result in above-average annual oil and gas volume growth.

Du Pont (E.I.) De Nemours & Company     DD
The largest chemical company in the U.S., Dupont's emphasis is on life sciences, mad-made fibers, specialty and commodity chemicals, engineering resins, automotive products and petroleum. The company is in the process of refocusing efforts on higher margins and more stable business. We believe the EPS should improve in late 1999 and accelerate sharply in 2000.

Exxon Corporation             XON
Exxon, America's (and soon, the world's) largest oil company, explores for, produces, transports and sells crude oil, natural gas and petrochemicals. It mines coal and other minerals, and is the world's largest electric power generator. Because of its size and historical profitability in all cycles, Exxon stock can be a hedge against industry and economic declines.

Schlumberger Limited(3)       SLB
The world's largest oil services company, it participates in every major segment of the recovering oilfield services industry. Schlumberger will merge its offshore drilling operations with Transocean to create the world's largest offshore drilling fleet. EPS should begin a gradual recovery in the year 2000 and move up sharply thereafter due to increased oilfield activity.

Financial Services/Insurance                           15%

American Express Company      AXP
This holding company's three main subsidiaries are American Express Travel Related Services Company, American Express Financial Advisors and American Express Bank. The company is well positioned to meet management's long-term goals of above-average EPS growth and return on equity.

American General Corporation  AGC
A diversified insurance and financial services holding company providing life insurance, retirement services and consumer finance, AGC is the third largest writer of individual annuities in the nation. Its consumer finance unit ranks among the top three nationwide. AGC is known for consistent earnings growth and has increased its common dividend per share for 24 consecutive years.

American International Group, Inc.   AIG

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The nation's largest underwriter of commercial insurance conducts property/casualty business in over 100 countries. One of the strongest and most diversified financial services companies in the world, with an outstanding record of profitable growth, AIG recently acquired Sun America, a leader in the retirement savings market.

Berkshire Hathaway Inc. (Class B) BRK/B
A diversified holding company under the direction of Warren Buffet, Berkshire Hathaway engages in property/casualty insurance and reinsurance as well as a range of non-insurance businesses. As a result of its exceptionally strong and consistent growth, the company's book value has grown over the past 34 years at a compound annual rate of about 25%.

Marsh & McLennan Companies, Inc.   MMC
The world's largest insurance and reinsurance broker has three main businesses: insurance services, investment management and consulting services. Continued strong growth in the mutual fund business, cost savings from insurance brokerage acquisitions and organic growth are expected to fuel above-average earnings growth.

Company                      Symbol              % of Portfolio(2)

Multi-Sector                                             9%

General Electric Company      GE
The fifth-largest U.S. corporation, GE's diverse businesses include aircraft engines, TV network NBC, appliances, electrical and industrial control systems, information services, lighting, medical services, power and transportation systems and plastics. GE's Capital Services business is one of the largest financial services companies in the U.S. An ongoing focus on cost management and growth in the power-generating and financial services segments bodes well for GE's earnings outlook.

Textron Inc.                  TXT
Business segments of this diversified company include aircraft (Bell Helicopter and Cessna Aircraft), automotive components, financial services and a variety of industrial products and systems. We expect strong earnings growth to be driven by acquisitions, profit margin improvement and redeployment of proceeds from the sale of Avco Financial.

Tyco International Ltd.(4)    TYC
This diversified manufacturing and service company has leading positions in electronic, electrical and telecommunications businesses, fire protection and

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security systems, medical products and flow control valves.  Tyco's electronics segment was greatly expanded this year by the acquisition of AMP. Strong results are projected owing to international growth, the integration of acquisitions and the expectation of additional acquisitions.


Consumer Goods                                           5%

Anheuser-Busch Companies Inc. BUD
The world's largest brewer has a U.S. market share exceeding 46%; it's also one of the largest theme park operators in the U.S. After restructuring to cut costs and boost efficiency, BUD disposed of non-core businesses, and now sees rapid international growth.

The Clorox Company            CLX
This leading producer of home cleaning and other household products owns many major brands. The recent acquisition of First Brands extends Clorox's product lines, an aggressive marketing and new product development suggest that strong sales growth will resume.

The Procter & Gamble Company  PG
One of the world's leading consumer product companies, Procter & Gamble markets a broad range of laundry, cleaning, paper, beauty, health care, food and beverage products. Its key strengths are dominant market shares, geographic diversity, low cost base and strong consumer relationships.

Whirlpool Corporation         WHR
Whirlpool is the world's largest manufacturer of home appliances, with over half its sales from outside North America. We believe growth could be driven by its leading market positions in North and South America, excellent product design and the strength of its distribution channel, including the Sears Kenmore line.

Telecommunications                                       5%

ALLTEL Corporation            AT
This diversified independent telecommunications company provides wireline and wireless communications and information services to customers in rural and suburban markets. It recently expanded its wireless properties with the purchase of Nebraska-based Aliant Communications. High-growth, non-telephone businesses and strong telephone and wireless revenue growth should help to bolster earnings for the next several years.

Ameritech Corporation         AIT

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Providing telecommunications services to over 20 million access lines in five
Midwestern states, Ameritech has invested in various related businesses and has developed a presence in Europe, China and Singapore. The company's acquisition by SBC Communications is targeted for completion in late 1999.

GTE Corporation               GTE
GTE's two major businesses include telephone operations and telecommunications products and services. Its long-term earnings growth estimates are above average, fueled by continued strong volume and improved profit margins. A merger of equals between GTE and BellAtlantic should be completed by year's end; the resulting company would be the largest telephone provider in the U.S.

(2) Sector percentages are based on market value as of August 23, 1999.

(3) Although Schlumberger Limited is incorporated under the laws of the Netherlands Antilles, it is headquartered in New York, and its common stock trades on the New York Stock Exchange.

(4) Although Tyco International Limited is incorporated under the laws of Bermuda, it is effectively headquartered in New Hampshire, and its common stock trades on the New York Stock Exchange. The current annual dividends, if any, will not be subject to withholding taxes by Bermuda.


Defined Asset Funds -- Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important -- your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a unit investment trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.

Defining Your Risks

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Please keep in mind the following factors when considering this investment.
Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or high current income.
o    There can be no assurance that the Portfolio will meet its objective.
o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

A Tax-Efficient Structure

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. By holding this Fund for more than one year, investors may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%) for individuals. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy.
In addition, all investors pay a deferred sales charge in seven monthly installments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value in each year of the Portfolio's two-year life ($35.00 total).


                                          As a % of Public         Amount Per
                                           Offering Price         1,000 Units

Initial Sales Charge                                1.00%             $10.00

Deferred Sales Charge Year 1                        1.75%             $17.50

Deferred Sales Charge Year 2                        1.75%             $17.50

Maximum Sales Charge                                4.50%             $45.00

Estimated Annual Expenses (as a % of               0.185%              $1.83
net assets)

Estimated Organization Costs                                           $1.34


If you sell your units before the final deferred sales charge installment in either the first or second year, the remaining balance of your deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

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Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


             Amount                    Total Two-year Sales Charge
           Purchased                 as a % of Public Offering Price

Less than $50,000                                 4.50%

$50,000 to $99,999                                4.25%

$100,000 to $249,999                              3.75%

$250,000 to $999,999                              3.50%

$1,000,000 or more                                2.75%


Take Stock in America!

You can get started today with the Premier American Portfolio for about $250 for regular or IRA accounts. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.


                              Defined Asset Funds
                    Buy With KnowledgeoHold With Confidence
                                    [logo]

EQUITY INVESTOR FUNDS

Other Concept Series

Baby Boom Economy Portfolio[SM]
Health Care Trust
Premier World Portfolio
Real Estate Income Fund

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Tele-Global Trust
Utility Portfolio

Select Series

Select Ten Portfolio (DJIA)
United Kingdom Portfolio
      (Financial Times Index)
Institutional Holdings Portfolio
Select Growth Portfolio
Select S&P Industrial Portfolio
Standard & Poor's Industry
      Turnaround Portfolio
Standard & Poor's Intrinsic Value
      Portfolio

Index Series

S&P 500 Trust
S&P MidCap Trust


FIXED-INCOME FUNDS

Corporate Funds
Government Funds
Municipal Funds


[Symbol]Printed on Recycled Paper                                 15770BR-8/99

[Copyright] 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Member
SIPC.

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